COLUMBIA INTERNATIONAL STOCK FUND, INC.

                                  (THE "FUND")



                Supplement to Prospectuses Dated January 1, 2004



The section entitled "MANAGING THE FUND - PORTFOLIO MANAGER" is replaced in its entirety with the following:

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

JAMES M. MCALEAR, Senior Vice President of Columbia Management, has been the lead portfolio manager of the Fund since he joined Columbia Management in 1992. Previously, he was a Senior Vice President of American Express Financial Advisors 1985-1992 and an Executive Director for Merrill Lynch Europe 1972-1985.

PENELOPE L. BURGESS and DEBORAH F. SNEE, Senior Vice Presidents of Columbia Management are responsible, along with Mr. McAlear, for developing, implementing and maintaining the investment themes and strategies of the Fund. Ms. Burgess joined Columbia Management in 1993 and has co-managed the Fund since July 2004. Ms. Burgess has served as an equity analyst for the Fund since 1997. Ms. Snee joined Columbia Management in 1999 and has co-managed the Fund since July 2004. Ms. Snee and Ms. Burgess also co-manage the Columbia European Fund. Previously, Ms. Snee was a portfolio manager at Progress Investment Management and an analyst at Sit/Kim International Investments from 1993-1998.



                                                                    July 9, 2004
115-36/350S-0704